June 2019

Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA is defined as property level net income before interest, taxes, depreciation and amortization. These terms are non-GAAP measures and if used herein, we have provided reconciliations to the most directly comparable GAAP measure. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. 2

Goals OUTPERFORM Deliver strong shareholder returns vs. peers Strategy PROTECT Protect shareholder investment through disciplined capital Opportunistically own, management strategies finance, and asset manage predominantly full–service, upper upscale hotels GROW Increase the quality and performance of our portfolio through financially calibrated sales, acquisitions and proactive asset management SUCCEED Utilize competitive advantage through the Enhanced Return Funding Program ALIGN Maintain alignment with shareholders through high insider ownership 3

Experienced

Management Team



Jeremy Welter

Chief Operating Officer

- 14 years of hospitality experience
- 9 years with Ashford (5 years with predecessor)
- 5 years with Stephens Investment Bank
- Oklahoma State University, BS



Deric Eubanks

Chief Financial Officer

- 19 years of hospitality experience
- 16 years with Ashford
- 3 years with ClubCorp
- CFA Charterholder
- Southern Methodist University, BBA



Douglas Kessler

Chief Executive Officer/President

- 36 years of real estate & hospitality experience
- 16 years with Ashford
- 10 years with Goldman Sachs
- 5 years with Trammell Crow
- Stanford University, BA
- Stanford University, MBA



J. Robison Hays

Chief Strategy Officer

- 14 years of hospitality experience
- 14 years with Ashford
- 3 years of M&A experience at Dresser Inc. & Merrill Lynch
- Princeton University, AB



Robert Haiman

EVP, General Counsel

- 15 years of hospitality experience
- 1 year with Ashford (14 years with Ashford predecessor)
- Amherst College, BA
- Duke University, JD

4

Reasons to Own Ashford Hospitality Trust PORTFOLIO QUALITY STRATEGIC FOCUS INSIDER OWNERSHIP ERFP PROGRAM High quality portfolio presents a Strategy intended to maximize Highest insider ownership among peers Innovative program provides a potentially attractive investment investment opportunity and value- enhances shareholder-management competitive advantage relative to opportunity added returns alignment peers ASSET MANAGEMENT TRACK RECORD AFFILIATE ADVANTAGES Best-in-class asset management can Disciplined capital management that Affiliate companies potentially offer generate value-add opportunities seeks to enhance shareholder value more value and control in other parts of the business 5

Key Metrics Portfolio Overview 121 25,579 31 $126 $6.1B HOTELS (1) HOTEL ROOMS (1) STATES R e v P A R (1)(2) GROSS ASSETS Portfolio by Hotel EBITDA(1)(2) IHG INTERSTATE 2% HYATT LUXURY MARRIOTT <1% 5% UPPER HYATT 4% MIDSCALE 56% REMINGTON SELECT-SERVICE 4% 3% 59% 28% INDEPENDENT HILTON 5% INDEPENDENT 7% 6% Service Hotel Brand Property Chain Manager Type Scale UPPER 32% UPSCALE 30% HILTON 60% MARRIOTT 72% 27% FULL-SERVICE UPSCALE (1) As of March 31, 2019 excludes WorldQuest (2) Pro forma TTM as of March 31, 2019 6

Portfolio Position Geographically Diverse Portfolio by Hotel EBITDA(1)(2) INTERSTATE <1% OTHER RESORT 10% 8% 3% TOP 50 18% AIRPORT SMALL TOWN/ METRO 15% Location MSA’s Type (3) Top 10 Markets 2019 Q1 TTM % of Total Washington DC $46,943 9.8% San Fran/Oakland, CA $42,385 8.8% New York/New Jersey $37,221 7.8% TOP 25 Los Angeles, CA $32,280 6.7% 72% Atlanta, GA $27,419 5.7% 35% 39% Nashville, TN $27,239 5.7% DFW, TX $27,014 5.6% URBAN SUBURBAN Boston, MA $25,814 5.4% Austin, TX $12,989 2.7% Savannah, GA $12,534 2.6% Other Areas $187,606 39.1% (1) As of March 31, 2019, excludes WorldQuest Total $479,444 100% Represents <1% EBITDA contribution (2) TTM as of March 31, 2019 (3) In thousands Represents >1% EBITDA contribution 7

Strategic Rationale Full-Service & Upper Upscale 2018 DEAL FLOW(1) VALUE-ADD Full-Service Limited-Service (Luxury) $13.8B $6.6B 28% 14% 41% OF TOTAL UPPER UPSCALE ROOMS ARE FRANCHISED(2) YIELD 6.5% - 8.5% Full-Service ESTIMATED CAP RATES (Non-Luxury) 27.9B 58% Limited-Service Full-Service (Non-Luxury) Full-Service (Luxury) (1) 2018 Hotel Transactions from Real Capital Analytics. (2) Source: STR. Estimate based upon MAR, HLT, H, and IHG branded rooms 8

Highest INSIDER OWNERSHIP AMONG PEERS 20% 18% 17.2% 16% 14.3% 14% 12% 10.6% 10% 8% 6.5% 6% 3.7% 3.6% 4% 2.7% 2.3% 1.7% 1.6% 1.3% 1.1% 2% 1.0% 0.9% 0.5% 0% AHT(1) BHR(1) HT APLE Peer CLDT CHSP INN RLJ XHR PEB HST SHO DRH PK Avg. #1 4.6x $117M Aligned Management Team(3) More insider ownership vs. Total Dollar Value of insider peer average ownership(2) Peer Avg. includes: BHR, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: latest proxy, SNL (1) Includes direct interests and interests of related parties (2) Assumed stock price as of May 8, 2019 9 (3) Based on Insider Ownership

Maximize Value Enhanced Return Funding Program • $50M ERFP commitment from Ashford Inc. • 2 year term • 10% of purchase price • Funding comes in form of purchased FF&E • Potential to upsize to $100M by mutual agreement GOALS • Enhance overall shareholder returns • Apply towards $500M new acquisitions • Target increased underwritten leveraged IRRs to exceed 20%(1) • Target reductions in required equity capital for each new AHT asset acquisition(2) • May provide AHT with significant advantage vs. competing market bids ACCOMPLISHMENTS • Ashford Inc. has committed $40.6M of the $50M available under the ERFP(3) • Purchased $406M of assets benefiting from ERFP (1) Assumes equity, property debt, corporate preferred and ERFP contribution at end of year 1. No assurance can be made that targeted underwritten leveraged IRR will be met. (2) Assuming 10% ERFP Commitment funded immediately at acquisition, which may not occur. ERFP for any particular acquisition may occur up to two years following the 10 date of acquisitions, if at all. (3) $21 million of ERFP funded as of March 31,2019

Relative to Peers Hotel EBITDA Performance Cumulative Hotel EBITDA Growth 30% AHT Peer Avg. 5 years of cumulative 25% EBITDA growth 20% outperformance 15% 10% 2014 2015 2016 2017 2018 2019 Q1 Peer group: CHSP, DRH, HT, HST, LHO, RLJ, PK, PEB, XHR, SHO Note: comparable results as reported 11

Track Record Disciplined Capital Management COMMON SHARE BUYBACKS Track record of enhancing shareholder returns by capitalizing upon cyclical changes and 73.6M ~50% $3.28 advantageous pricing situations(1) SHARES SHARES AVERAGE OUTSTANDING BUYBACK $1,400 PRICE Financial Crisis $1,200 $200 PREFERRED EQUITY ACTIVITY $1,000 2016 2017 9.0% 7.4% $800 $400 8.5% 7.5% OLD  NEW OLD  NEW COUPON COUPON COUPON COUPON $600 $18 ($ Millions) In($ $400 $116 $218 $574 $73 $200 $65 $305 $10 $11 $76 $112 $52 $275 $218 $45 $230 $170 $17 $147 $16 $68 $97 $81 $72 $90 $89 $112 $0 (2) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Common Raises Common Buybacks Preferred Raises Preferred Buybacks / Redemptions (1) Past results may not be indicative of future performance 12 (2) As of December 31,2018

Affiliate Competitive Advantages AFFILIATED COMPANIES PLATFORM Intended to drive performance, guest satisfaction, and revenue Intended to maximize outperformance vs. peers Mobile interface for guest check-in and room access Scale with major hotel brands Audio visual services for banquets, meetings, and events Long term banking relationships Hypoallergenic room accommodations Diverse national footprint Debt placement services Organizational depth Project management services Proven industry cycle experience Property management services Complex transaction execution 13

Transactions

“Making Good Deals Great”[1]

Acquisitions Using ERFP









Hilton Alexandria Old Town

Acquisition Price	$111M
ERFP Commitment	$11.1M
Price Per Key[2]	$440k
TTM RevPAR[3]	$161
vs AHT RevPAR[5]	+$36
TTM NOI Cap Rate[1]	8.3%
Lvg Neutral IRR[2]	29.5%

- **Attractive RevPAR/yield combination**
- **High margins**
- **Hilton Mgmt. – convertible to franchise**

La Posada de Santa Fe

Acquisition Price	$50M
ERFP Commitment	$5M
Price Per Key[2]	$287k
TTM RevPAR[3]	$155
vs AHT RevPAR[5]	+$30
FTM NOI Cap Rate[1]	7.3%
Lvg Neutral IRR[2]	28.1%

- **Favorable RevPAR/yield combination**
- **Operational upside**
- **Only Marriott full-service product**

Embassy Suites Manhattan

Acquisition Price	$195M
ERFP Commitment	$19.5M
Price Per Key[2]	$566k
T3 RevPAR[4]	$254
vs AHT RevPAR[5]	+$129
Stabilized NOI Cap Rate[1][6]	8.0%
Lvg Neutral IRR[2]	23.0%

- **Excellent Midtown Manhattan location**
- **Recently opened; no near term CapEx**
- **Only Embassy Suites in Manhattan**

Hilton Santa Cruz Scotts Valley

Acquisition Price	$50M
ERFP Commitment	$5M
Price Per Key[2]	$253k
TTM RevPAR[3]	$149
vs AHT RevPAR[5]	+$24
FTM NOI Cap Rate[1]	8.5%
Lvg Neutral IRR[2]	23.5%

- **Supply constrained market**
- **Significant operational synergies**
- **Leisure driven resort market**

(1) No assurance can be made that any company transaction or investment in the company will be profitable or achieve the desired returns.
(2) Underwritten leveraged IRR, assumes various levels of property level debt and/or corporate preferred, estimated cash flow and terminal value over a 5 year holding period, closing costs, and ERFP funding at the end of year 1 - all of which may vary in amount or timing resulting in possibly better or worse returns.
(3) As of May 30 2018; August 30, 2018; June 30, 2018 from left to right.
(4) T3 RevPAR as of December 31, 2018
(5) From Comparable Portfolio RevPAR (i.e. $125 as of December 31, 2018)
(6) Projected stabilization in Yr. 3

15

Performance Update Recent Acquisitions Hilton Alexandria La Posada de Embassy Suites Hilton Santa Cruz Old Town Santa Fe Manhattan Scotts Valley Definite Group PACE YTD RevPAR Growth YTD RevPAR Growth RPI Gains 2019: +5.3% +18.5% ($123) +40.0% ($172) TTM +1.0% to 91% 2020: +5.2% Yr 1 UW Growth: +24.7% RPI Gains Positive GOP Flows YTD 109% vs. LY 95% NOI Achieved positive GOP Underwritten: 101% RPI Gains TTM $3.5M vs. flows 8 of 10 months since Stabilized UW: 105% RPI increased each month Yr 1 UW NOI: $3.8M acquisition despite since acquisition from 76% impact from government NOI to 93% shutdown TTM NOI $2.9M NOI Margin TTM NOI @ Acquisition: TTM Margin 29.0% vs. Property Tax Savings $2.5M Yr 1 UW Margin 30.4% Expected $100k of real estate tax savings vs pro- NOI Margin forma TTM Margin 19.6% TTM Margin @ Acquisition: 18.0% 16 NOTE: YTD and TTM figures are as of Apr-19

Asset Sales Financially Calibrated ASSETS SOLD SINCE 2015 SALE OF MAINLY SELECT-SERVICE HOTELS HAMPTON INN TERRE HAUTE $375M COURTYARD MARRIOTT VILLAGE LAKE BUENA VISTA SALES PROCEEDS SPRINGHILL SUITES LAKE BUENA VISTA FAIRFIELD INN LAKE BUENA VISTA DISPOSING OF LOWER REVPAR HOTELS RESIDENCE INN ATLANTA BUCKHEAD COURTYARD EDISON HAMPTON INN GAINESVILLE $80 AVG TTM SPRINGHILL SUITES GAITHERSBURG REVPAR RESIDENCE INN PALM DESERT COURTYARD PALM DESERT AT FAVORABLE CAP RATES RENAISSANCE PORTSMOUTH EMBASSY SUITES SYRACUSE (1) CROWNE PLAZA ATLANTA RAVINIA 8.1% 6.9% AVG TTM ALL-IN SPRINGHILL SUITES RICHMOND GLEN ALLEN CAP RATE CAP RATE SPRINGHILL SUITES CENTREVILLE RESIDENCE INN TAMPA (1) Based on expected CapEx to be invested by buyers 17

Balance Sheet

Strategic Rationale Non-Recourse Debt Benefits of Non - Recourse Debt Total Enterprise Value • Non-recourse debt seeks to lower risk profile Stock Price(1) $5.48 of platform Fully Diluted Shares Outstanding(2) 124.0 • Intended to maximize flexibility in a variety Equity Value $679.7 economic environments Plus: Preferred Equity(2) 564.7 Plus: Debt, net of JV Interest(2) 4,195.0 Long-standing lender relationships Total Market Capitalization $5,439.4 (2),(3) High lender interest given sponsorship and Less: Net Working Capital (358.4) portfolio quality Total Enterprise Value $5,081.0 100% 100% 0.0% Non-Recourse Debt(4) Property Level, Corporate Level Debt Mortgage Debt (1) As of May 8, 2019 (2) As of March 31, 2019; in millions (3) Includes Investment in Ashford Inc. at market value as of May 8, 2019 18 (4) Non-recourse to company other than industry standard carve-outs

Value Enhancement Through Recent Refinancings Strategic Rationale L+4.95%  L+2.92% L+4.39%  L+3.20% Extend Maturity 8 - Pack – J a n 2 0 1 8 22- P a c k – A p r 2 0 1 8 Greater Flexibility ~$11.0M in annual debt service ~$6.8M in annual debt savings over prior loan terms service savings over prior loan terms Interest Expense Savings(1) L+4.57%  L+3.83% L+3.00%  L+2.75% 34- P a c k – J u n 2 0 1 8 2 - Pack – M a r 2 0 1 9 74bp decrease over 25bps decrease over prior loan terms prior loan terms (1) Relative to interest rate spread on prior loan terms 19

Well- L a d d e r e d Debt Maturity Schedule (1) Weighted average maturity is now 5.5 years $4,000 $3,500 $3,000 $2,500 $2,000 $3,383.5 n Millions) n I $1,500 ($ ($ $1,000 $500 $113.1 $230.7 $25.0 $5.2 $52.6 $220.5 $0 $93.0 2019 2020 2021 2022 2023 Thereafter Fixed-Rate Floating-Rate 5.74% 2019 Total Portfolio Weighted No significant debt maturity Average Rate (1) As of March 31, 2019. Assumes extension options are exercised. Certain loans may require the company to partially pay down loan balances in order to exercise extensions. 20

Strategic Cash Target Financial Crisis Current Cycle Positioned to buy back approximately 50% of Flexibility to execute opportunistic outstanding common shares for about $240M growth and maintain hedge against an leading to outsized total shareholder returns economic downturn Financial Crisis Current Cycle $1,400 75% 80% $1,200 70% 60% $1,000 47% 44% 50% $800 40% 40% 40% 28% $600 28% 28% ($ Millions) in ($ 30% 24% 24% 23% 22% $400 20% 9% 10% 9% $200 10% $0 0% Avg Cash Avg Equity Market Cap Cash / Equity Market Cap (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 - 2014 Source: Bloomberg 21

Asset Management Initiatives

Capital Improvements Contribute to Growth Hotel CapEx Invested $250,000 15.4% 16.0% $221,960 $225,000 $207,325 15.1% $204,040 15.0% $200,000 $175,159 14.5% $175,000 14.0% $150,000 13.7% $125,000 $120,105 13.1% 13.0% $100,000 $96,285 ($ Thousands) In($ 12.0% $75,000 $50,000 $37,982 11.0% $25,000 10.6% 10.2% $- 10.0% 2013 2014 2015 2016 2017 2018 2019 Q1 Capex As % of Revenue Strategic capital improvements intended to position hotels for better performance 24

C a s e S t u d y Hyatt Regency Savannah Capital Improvements $ 1 0 . 7 M $ 8 . 4 M Invested in lobby, meeting space, and Invested in guestrooms and corridors restaurant $10 Renovation Period Performance Comparison Hotel EBITDA $9 RevPAR Index(3) $8 109.2 130.2 (3) ($ Millions) In($ $7 Value Added $6 (1) (1) (2) 2012 2013 2014 2015 2016 2017 $42.1M (1) Guestroom renovation lasted from October 2014 to April 2015 (2) Lobby/meeting space renovation lasted from January 2017 to July 2017 (3) Comparing TTM September 2014 to July 2018; 7.5% cap rate 25

C a s e S t u d y Marriott Beverly Hills Rebranding (1) O n l y f u l l - Incremental Value Added $ 1 1 . 0 M service Marriott Revenue: 5,950bps Occ: 950bps incremental w i t h i n 6 - m i l e ADR: 4,640bps RevPAR: $90.14 C a p E x r a d i u s Value Creation(2): $68.8M 130 $13 125 $12 120 $11 115 110 $10 105 $9 100 31% $4.8M 95 $8 90 Renovation Period Millions) In($ $7 Renovation Period 85 RevPAR Index $6 Hotel EBITDA 80 75 $5 TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 (1) Fully ramped Marriott vs. pre-renovation as Crowne Plaza (TTM June 2018 vs. TTM June 2014) (2) 6.5% cap rate, conservatively assumes same cap rate for both Marriott and Crowne Plaza 26

Case Study

Marriott DFW Franchise Conversion

491	18,522sq.ft.
Keys	Meeting Space

- Realigned and retrained sales staff to effectively target under-performing market segments
- Shifted business mix by prioritizing transient and enforcing group ceilings over high demand periods
- Implemented daily labor review processes aimed at curbing labor cost overruns

Results – First 12 months(1)

		Performance
Occupancy	↑	860bps
RevPAR	↑	580bps
RevPAR Index	↑	240bps
Hotel EBITDA Flow-Through	↑	119%

(1) TTM May 2018

27

Opportunity Revenue Initiatives Aggressive strategy to increase ancillary revenue $2.2M $3.7M $400K $4.6M Resort Fee Parking Early Arrival/ Other Charge Late Departure Total Added Revenue(1): $10.9M (1) 2018 estimated ancillary revenue 28

Valuation

Valuation TEV / 2019E EBITDA MULTIPLE(1),(2) 15.0x 14.3x 14.0x 13.2x 13.0x 12.6x 12.1x 11.9x 11.9x 12.0x 11.5x 11.4x 10.9x 11.0x 11.0x 10.0x 9.0x HST RLJ CLDT SHO DRH AHT Peer Avg HT INN CHSP (1) Balance sheet data as of March 31, 2019; stock price as of May 8, 2019 (2) Based on consensus estimates. The company makes no representation as to the accuracy of these figures. 30 Source: SNL, Bloomberg, Company Filings

STRATEGIC FOCUS PORTFOLIO QUALITY ERFP PROGRAM DIVIDEND YIELD Reasons to Own Ashford Hospitality Trust ASSET MANAGEMENT TRACK RECORD(1) AFFILIATE ADVANTAGES INSIDER OWNERSHIP (1) Past performance is not indicative of future results

APPENDIX

GAAP Reconciliation Ashford Hospitality Trust Embassy Suites Manhattan Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income (Unaudited, in millions) 12 Months Ended December 31, 2018 Hotel Net Income $ 1.0 Adjustment: Depreciation and amortization $ 2.3 Interest expense $ 3.9 Hotel EBITDA $ 7.3 Adjustment: Capital reserve $ - Hotel Net Operating Income $ 7.3 All information in this table is based upon unaudited operating financial data for the prior twelve month period ended December 31, 2018. As this is a new property, there is not a capex reserve. This data has not been audited or reviewed by the Company’s independent registered public accounting firm. The financial information presented could change. 33

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA (In thousands) 2019 2018 2018 2018 Q1 2019 1st Quarter 4th Quarter 3rd Quarter 2nd Quarter TTM Net income (loss) $ 38,235 $ 10,820 $ 42,925 $ 68,862 $ 160,842 Non-property adjustments (268) 20,730 (17) (394) 20,051 Interest income (76) (90) (73) (58) (297) Interest expense 4,423 2,355 2,096 1,634 10,508 Amortization of loan costs 424 210 149 178 961 Depreciation and amortization 66,987 65,737 64,745 64,385 261,854 Income tax expense (benefit) 43 109 14 9 175 Non-hotel EBITDA ownership expense 2,141 2,678 1,550 2,176 8,545 Hotel EBITDA including amounts attributable to noncontrolling interest 111,909 102,549 111,389 136,792 462,639 Non-comparable adjustments 284 4,222 5,476 6,823 16,805 Comparable hotel EBITDA $ 112,193 $ 106,771 $ 116,865 $ 143,615 $ 479,444 34

June 2019